                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                     DETERMINATION DATE 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

====================================================================================================================================
                                    ORIGINAL      BEGINNING                                 CURRENT                       ENDING
                     CERTIFICATE  CERTIFICATE    CERTIFICATE                                REALIZED      TOTAL         CERTIFICATE
    CLASS     CUSIP     RATE        BALANCE        BALANCE       INTEREST      PRINCIPAL      LOSS     DISTRIBUTION       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    AF-1    60935BEL9 4.39250%   401,250,000.00 212,390,000.00  803,350.43   6,141,000.00     0.00     6,944,350.43   206,249,000.00
Factors per
  Thousand                                                      2.00211944    15.30467290              17.30679234     514.01619938
------------------------------------------------------------------------------------------------------------------------------------
    AF-2    60935BEM7 4.30000%   133,750,000.00 70,789,000.00   262,115.94   2,047,000.00     0.00     2,309,115.94    68,742,000.00
Factors per
 Thousand                                                       1.95974532    15.30467290              17.26441821     513.95887850
------------------------------------------------------------------------------------------------------------------------------------
   POOL I                        535,000,000.00 283,179,000.00 1,065,466.36  8,188,000.00     0.00     9,253,466.36   274,991,000.00
   Totals                                                       1.99152591    15.30467290              17.29619881     514.00186916
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
     A-V    60935BEN5 4.38250%   360,000,000.00 142,133,832.46  536,387.42   4,652,625.61     0.00     5,189,013.03   137,481,206.85
Factors per
 Thousand                                                       1.48996506    12.92396003              14.41392509     381.89224125
------------------------------------------------------------------------------------------------------------------------------------
   POOL II                       360,000,000.00 142,133,832.46  536,387.42   4,652,625.61     0.00     5,189,013.03   137,481,206.85
   Totals                                                       1.48996506    12.92396003              14.41392509     381.89224125
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   TOTALS                        895,000,000.00 425,312,832.46 1,601,853.78  12,840,625.61    0.00    14,442,479.39   412,472,206.85
====================================================================================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                     DETERMINATION DATE 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

===================================================================================================================================

                Certificate Information                                         Other Trust Information


POOL I
            Interest    Carry Forward  Monthly Advance
          Requirement       Amount      for Bankruptcy    Libor                                                           4.123%
 AF-1      803,350.43       0.00            0.00          Aggregate Spread Account Beginning Balance               41,583,226.88
 AF-2      262,115.94       0.00            0.00             Interest Earnings                                        138,363.72
                                                             Adjustments                                                 (177.76)
                                                             Deposits to Spread Account                               335,152.94
                                                             Withdrawals from Spread Account                                0.00
POOL II                                                   Aggregate Ending Spread Account Balance                  42,056,565.78
                                                          Aggregate Interest Earnings                               4,780,951.99
 AV       536,387.42       0.00            0.00           Aggregate Ending Spread Account Balance less
                                                                Interest Earnings                                  37,275,613.79
                                                          Aggregate Specified Spread Account Requirement           40,942,500.00


                    ROUNDING ACCOUNT ACTIVITY

                                POOL I                POOL II

  Prior Withdraw                1,094.43                    0.00
  Current Withdraw              1,004.58                    0.00
                         -----------------    --------------------

  Net Withdraw/(Deposit)           89.85                    0.00
                         =================    ====================

===================================================================================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                     DETERMINATION DATE 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

====================================================================================================================================
                                                         POOL I

     SCHEDULE OF REMITTANCE                                  COLLATERAL INFORMATION
Aggregate Amount Received         10,527,048.75    Adjusted Mortgage Interest Rate                                          9.739%
                                                   Aggregate Beginning Principal Balance of Loans                   283,205,669.50
Monthly Advance                       82,942.99    Aggregate Ending Principal Balance of Loans                      275,018,674.10
(Unreimbursed Monthly Advance)             0.00    Compensating Interest                                                    330.96
(Servicer Fee)                       (57,018.71)   Curtailments                                                         354,881.71
(Contingency Fee)                    (57,018.70)   Excess and Monthly Payments                                          511,820.81
(Late Charges)                      (127,363.06)   Interest Received                                                  2,358,101.00
(Escrow)                            (159,508.38)   Monthly Excess Spread Percentage                                           100%
(Excess Spread)                   (1,232,927.42)   Payments And Reimbursements to the Servicers Pursuant to:
                                 --------------         Section 4.01(f)                                                 114,037.41
                                  (1,550,893.28)   Principal Prepayments (Number / Amount)                      160   7,000,301.57
                                                   Realized Losses (Current / Cumulative)                319,991.33  14,419,457.50
AVAILABLE REMITTANCE AMOUNT        8,976,155.47    Certificate Remittance Amount from Pool I                            926,814.54
                                 ==============    WAC                                                                     10.360%
                                                   WAM                                                                      259.26
FEES
Contingency Fee                       57,018.70              SPREAD ACCOUNT INFORMATION
Expense Account                        2,654.80    Spread Account Beginning Balance                                  22,968,815.90
Insurance Fee                         25,958.00       Interest Earnings                                                  77,323.35
Servicer Fee                          57,018.71       Adjustments                                                           (99.34)
                                                      Deposits to Spread Account                                             99.34
                                                      Withdrawals from Spread Account for Insured Payment                     0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE                   Total Withdrawals from Spread Account                                   0.00
     MORTGAGE INTEREST RATES                       Ending Spread Account Balance                                     23,046,139.25
 2/01           3/01             4/01              Aggregate Interest Earnings                                        2,983,639.25
 ----           ----             ----              Ending Spread Account Balance less Interest Earnings              20,062,500.00
10.367%        10.362%         10.360%             Specified Spread Account Requirement                              20,062,500.00

====================================================================================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                     DETERMINATION DATE 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

====================================================================================================================================
                                                              POOL II

  SCHEDULE OF REMITTANCE                                       COLLATERAL INFORMATION
Aggregate Amount Received            5,692,235.17     Adjusted Mortgage Interest Rate                                       10.304%
                                                      Aggregate Beginning Principal Balance of Loans                 142,141,734.80
Monthly Advance                         86,676.63     Aggregate Ending Principal Balance of Loans                    137,489,109.20
(Unreimbursed Monthly Advance)               0.00     Compensating Interest                                                  841.76
(Servicer Fee)                         (27,616.84)    Curtailments                                                       632,580.97
(Contingency Fee)                      (27,616.85)    Excess and Monthly Payment                                          43,947.53
(Late Charges)                         (68,741.80)    Interest Received                                                1,203,887.18
(Escrow)                              (116,093.62)    Monthly Excess Spread Percentage                                         100%
(Excess Spread)                       (684,166.64)    Payments And Reimbursements to the Servicers Pursuant to:
                                   --------------          Section 4.01(f)                                                55,233.69
                                      (837,559.12)    Principal Prepayments (Number / Amount)                   45     3,609,257.12
                                                      Realized Losses (Current / Cumulative)            366,839.99     7,461,215.96
AVAILABLE REMITTANCE AMOUNT          4,854,676.05     Certificate Remittance Amount from Pool II                               0.00
                                   ==============     WAC                                                                   10.929%
                                                      WAM                                                                    325.82
FEES
Contingency Fee                         27,616.85             SPREAD ACCOUNT INFORMATION
Expense Account                          1,747.06     Spread Account Beginning Balance                                18,614,410.98
Insurance Fee                           13,029.00        Interest Earnings                                                61,040.37
Servicer Fee                            27,616.84        Adjustments                                                         (78.42)
                                                         Deposits to Spread Account                                      335,053.60
                                                         Withdrawals from Spread Account                                       0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE                   Ending Spread Account Balance                                   19,010,426.53
     MORTGAGE INTEREST RATES                          Aggregate Interest Earnings                                      1,797,312.74
  2/01           3/01          4/01                   Ending Spread Account Balance less Interest Earnings            17,213,113.79
  ----           ----          ----                   Specified Spread Account Requirement                            20,880,000.00
11.044%         11.018%       10.954%

====================================================================================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                     DETERMINATION DATE 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

====================================================================================================================================
                EXHIBIT L


                                                          --------------------------------------------------------------------------
       POOL I                                                DELINQUENT INFOR.        # LOANS         AMOUNT        PERCENTAGE
                                                          --------------------------------------------------------------------------
                                                          Delinquent 1-29 Days           552        25,909,770.97      9.42%
--------------------------------------------------        Delinquent 30-59 Days          128         5,922,806.83      2.15%
 Outstanding Balance               275,018,674.10         Delinquent 60-89 Days           48         2,482,606.70      0.90%
--------------------------------------------------        Delinquent 90 and over          88         5,515,325.95      2.01%
     # Accounts                             5,481         Loans in Foreclosure           205        12,664,308.29      4.60%
--------------------------------------------------        REO Property                    70         3,918,247.74      1.42%
                                                                                  --------------------------------------------------
                                                          TOTALS                       1,091        56,413,066.48     20.51%
                                                          --------------------------------------------------------------------------


                                                          --------------------------------------------------------------------------
       POOL II                                               DELINQUENT INFOR.        # LOANS         AMOUNT        PERCENTAGE
                                                          --------------------------------------------------------------------------
                                                          Delinquent 1-29 Days          150        11,517,938.97       8.38%
--------------------------------------------------        Delinquent 30-59 Days          66         4,879,403.45       3.55%
 Outstanding Balance               137,489,109.20         Delinquent 60-89 Days          16         1,022,121.72       0.74%
--------------------------------------------------        Delinquent 90 and over         75         6,291,071.97       4.58%
     # Accounts                             1,831         Loans in Foreclosure          156        12,211,511.75       8.88%
--------------------------------------------------        REO Property                   69         5,140,413.22       3.74%
                                                                                  --------------------------------------------------
                                                          TOTALS                        532        41,062,461.08      29.87%
                                                          --------------------------------------------------------------------------

====================================================================================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309